UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

(Address of principal executive offices) (zip code)

(248) 371-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
2005 Annual Shareholders' Meeting Presentation Slides
2005 Annual Shareholders' Meeting Presentation Slide Remarks

ITEM 7.01 REGULATION FD DISCLOSURE

The registrant previously announced that it will hold its 2005 annual meeting of shareholders on May 17, 2005 in Detroit, Michigan. As part of that meeting, Ralph W. Babb, Jr., Chairman, President and Chief Executive Officer, will make a presentation. A copy of the presentation slides, which will be discussed at the meeting, is attached hereto as Exhibit 99.1. A copy of remarks relating to the presentation slides is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

99.1	2005 Annual Shareholders’ Meeting Presentation Slides

99.2	2005 Annual Shareholders’ Meeting Presentation Slide Remarks

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom

	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance,
Regulatory Relations and Legal Affairs,
and Secretary
Date: May 17, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	2005 Annual Shareholders’ Meeting Presentation Slides

99.2	2005 Annual Shareholders’ Meeting Presentation Slide Remarks